UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2013

Cole Credit Property Trust IV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-169533 (1933 Act)	27-3148022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement
On April 15, 2013, Cole Credit Property Trust IV, Inc. (the “Company”), through Cole MT San Jose CA, LP, a Delaware limited partnership (the “Borrower”), a wholly-owned subsidiary of Cole Operating Partnership IV, LP (“CCPT IV OP”), the operating partnership of the Company, entered into a mortgage loan agreement with Wells Fargo Bank, National Association (the “Lender”), as lender, in the principal amount of $123.0 million (the “Loan”) with an anticipated repayment date of May 1, 2023 (the “Anticipated Repayment Date”) and a maturity date of May 1, 2033 (the “Maturity Date”). The Loan is secured by a multi-tenant retail building that was acquired for a gross purchase price of $203.1 million, as further described in Item 2.01 of this Current Report on Form 8-K. The Borrower will make monthly interest only payments to the Lender with interest accruing at a fixed rate of 3.815% per annum through the Anticipated Repayment Date. Subsequent to the Anticipated Repayment Date, the Borrower will make principal and interest payments to the Lender, with the interest rate being a per annum amount equal to the greater of: (i) 8.815% or (ii) the sum of (a) the greater of (1) the ten year swap yield per a recognized source of financial market information selected by the Lender as of the Anticipated Repayment Date or (2) the then-applicable treasury rate, and (b) 5%, due monthly through the Maturity Date.
The Loan may not be prepaid in whole or in part prior to June 1, 2017. Subsequent to June 1, 2017, but prior to May 1, 2023, the Loan may be prepaid in whole but not in part, upon payment of applicable prepayment consideration. There is no prepayment consideration due if the Company prepays the Loan subsequent to May 1, 2023. The Loan is non-recourse to the Company and the Borrower, but each is liable for customary non-recourse carve-outs.
Upon the occurrence of an event of default, interest on the Loan would accrue at an annual default interest rate equal to the lesser of the then-current interest rate plus 5.00%, or the maximum rate permitted by the state law governing the Loan and any outstanding principal and interest would be payable on demand.
Item 2.01     Completion of Acquisition or Disposition of Assets
As previously reported in a Current Report on Form 8-K filed on January 25, 2013, the Borrower, through an affiliate, entered into an agreement of purchase and sale on January 18, 2013 (the “Agreement”) with WPV San Jose, LLC, a Delaware limited liability company (the “Seller”), which is not affiliated with the Company, its advisor or affiliates. Pursuant to the terms of the Agreement, the Borrower agreed to purchase an approximately 510,000 square foot multi-tenant retail building (the “Property”) located in San Jose, California. The Property was constructed in 2008 and is approximately 95% leased.
The Borrower acquired the Property from the Seller on April 15, 2013 for a gross purchase price of $203.1 million, exclusive of closing costs. The principal provisions of the lease terms for the major tenants at the Property are set forth in the following table:

						Effective
		Total	% of Total		Effective	Base Rent
		Square	Rentable	Renewal	Annual	per
		Feet	Square	Options	Base	Square
Property Description	Major Tenants (1)	Leased	Feet	(2)	Rent (3)	Foot (3)	Lease Term (4)
The Plant - San Jose, CA	Home Depot,	141,021	28%	1/10 yr.	$3,384,504	$24.00	4/15/2013	–	1/31/2014
	U.S.A., Inc.			& 2/5 yr.	3,807,567	27.00	2/1/2014	–	1/31/2019
					4,284,218	30.38	2/1/2019	–	1/31/2024
					4,820,098	34.18	2/1/2024	–	1/31/2029
					5,422,257	38.45	2/1/2029	–	1/31/2034
	Toys “R” Us -	64,850	13%	3/5 yr.	1,569,370	24.20	4/15/2013	–	1/31/2018
	Delaware, Inc.				1,726,307	26.62	2/1/2018	–	1/31/2023

(1)	Major tenants include those tenants that occupy greater than 10% of the rentable square feet of the Property and those
	tenants that generate greater than 10% of the revenue of the Property.
(2)	Represents number of renewal options and the term of each option.
(3)	Effective annual base rent and effective base rent per square foot includes adjustments for rent concessions or
	abatements, if any.
(4)	Represents lease term beginning with the purchase date through the end of the non-cancellable lease
	term, assuming no renewals are exercised.

The purchase of the Property was funded with proceeds from the Company’s ongoing public offering of common stock, borrowings from the Loan, borrowings of $35.4 million from the Company’s $250.0 million revolving bank credit facility with J.P. Morgan Securities, LLC, as sole lead arranger (the “Credit Facility”) and borrowings of $35.8 million from the Company’s $150.0 million revolving bank bridge facility with J.P. Morgan Securities, LLC, as sole lead arranger (the “Bridge Facility”). As of April 15, 2013, the aggregate borrowing base under the Credit Facility and the Bridge Facility, based on the underlying collateral pool for qualified properties, and aggregate amount outstanding under the Credit Facility and the Bridge Facility was approximately $359.7 million. In connection with the acquisition, the Company will pay an affiliate of Cole REIT Advisors IV, LLC, the Company’s advisor, an acquisition fee of approximately $4.1 million.
In evaluating the Property as a potential acquisition, including the determination of an appropriate purchase price to be paid for the Property, the Company considered a variety of factors, including the condition and financial performance of the Property; the terms of the existing leases and the creditworthiness of the tenants; Property location, visibility and access; age of the Property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. The Company does not currently have plans to renovate, improve or develop the Property, and the Company believes that the Property is adequately insured.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 of this Current Report on Form 8-K and information pertaining to the Company’s borrowings under the Credit Facility and Bridge Facility set forth under Item 2.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 2.03.
Item 9.01     Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired.
Since it is impracticable to provide the required financial statements for the Property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed on or before June 29, 2013, which date is within the period allowed to file such an amendment.
(b) Pro Forma Financial Information.
See paragraph (a) above.
(c) Shell Company Transactions
None.
(d) Exhibits
None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2013	COLE CREDIT PROPERTY TRUST IV, INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

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